UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) MAY 10, 2004
                                                           ------------


                                 FIND/SVP, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

NEW YORK                              0-15152                13-2670985
------------------------       ------------------------      ----------
(State of Incorporation)       (Commission File Number)      (IRS Employer
                                                             Identification No.)

              625 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10011
              ----------------------------------------------------
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code (212) 645-4500
                                                           --------------

                                 NOT APPLICABLE
              (Former name or former address, if changed since last report.)


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Item 5.   OTHER EVENTS.
          ------------

         On May 10, 2004 (the "Closing Date"), the Company raised $13,500,000 through a private placement of (i) 6,000,000 shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") and (ii) warrants (the "Warrants") to purchase an aggregate of 3,000,000 shares of Common Stock pursuant to a Purchase Agreement, dated May 10, 2004, by and among the Company and certain investors (the "Purchase Agreement"). The Company sold 6,000,000 units, with each unit consisting of one share of Common Stock and one Warrant to purchase one-half of one share of Common Stock, at $2.25 per unit.

         The Warrants are exercisable at an exercise price of $3.00 per full share of Common Stock (the "Exercise Price"), subject to adjustment from time to time for stock splits, stock dividends, distributions or upon the issuance by the Company of Common Stock or securities convertible into Common Stock (or warrants, options or other rights to purchase Common Stock or securities convertible into Common Stock) at a price less than the Exercise Price, in each case as more fully described in the Warrant. The Warrants are exercisable at any time before May 10, 2009 (the "Expiration Date"). Prior to the Expiration Date, the Company may require that the Warrants be exercised on a cashless, or net issue, basis. The Company may also call the Warrants under certain prescribed circumstances if and when the price of a share of Common Stock exceeds specified threshholds. The net proceeds of the sale of the Common Stock and the Warrants is intended to be used by the Company for repaying debt, working capital and general corporate purposes, including the financing of potential acquisitions.

         The Common Stock and Warrants are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended, only in certain limited circumstances. Pursuant to a Registration Rights Agreement, dated May 10, 2004, by and among the Company and the investors (the "Registration Rights Agreement"), the Company has agreed to file a registration statement covering the resale of the shares of Common Stock purchased in the private placement, as well as those shares of Common Stock underlying the Warrants. Copies of the Purchase Agreement, the Registration Rights Agreement and the form of Warrant are attached to this report as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary descriptions of the Purchase Agreement, the Registration Rights Agreement and the form of Warrant, and the transactions contemplated thereby, are not intended to be complete and are qualified in their entirety by the complete texts of such documents.

         The foregoing matters are further described in the press release issued by the Company on May 10, 2004 a copy of which is filed herewith as Exhibit 99.1.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------


     (c)  Exhibits.

          The  following Exhibits are filed herewith as part of this report:


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EXHIBIT           DESCRIPTION
-------           -----------

4.1 Purchase Agreement, dated May 10, 2004, by and among Find/SVP, Inc. and the investors named on the signature pages thereto.
                  (1)

4.2 Registration Rights Agreement, dated May 10, 2004, by and among Find/SVP, Inc. and the investors named on the signature pages thereto. (1)

4.3               Form of Warrant.  (1)

99.1              Press Release of Find/SVP, Inc., dated May 10, 2004. (1)


(1) Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                FIND/SVP, Inc.


Date: May 13, 2004                              By:    /s/ David Walke
                                                       -------------------------
                                                Name:  David Walke
                                                Title: Chief Executive Officer


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